SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 26, 2000                  Commission file number:  1-6187

                                ALBERTSON'S, INC.
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             (Exact name of Registrant as specified in its Charter)

          Delaware                                       82-0184434
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(State of Incorporation)                     (Employer Identification Number)


250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho                83726
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (208) 395-6200
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Item 5.  Other Events.

         On April 25, 2000, Albertson's, Inc. (the "Company") announced that its Board of Directors adopted a new program authorizing, but not requiring, the expenditure of up to $500 million to purchase the Company's common stock on the open market or otherwise during the period beginning April 25, 2000 and ending April 30, 2001. The timing and quantity of such purchases, if made, will be at the Company's discretion.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           ALBERTSON'S, INC.



Date:     April 26, 2000                   BY:   /s/  Thomas R. Saldin
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                                                 Thomas R. Saldin
                                                 Executive Vice President
                                                 and General Counsel